AMENDMENT NO. 6
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 6 ("AMENDMENT") to the Registration Rights Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of February 18, 1999, by Amendment No. 2 dated as of June 30, 1999, by Amendment No. 3 dated as of June 30, 1999, by Amendment No. 4 dated as of
August 1, 2000, and by Amendment No. 5 dated as of November 9, 2001 (the "ORIGINAL AGREEMENT"), is made as of May 22, 2002, among Choice One Communications Inc., a Delaware corporation (the "CORPORATION"), and the Holders listed on the signature pages hereto.

         WHEREAS, the Corporation and the initial Investor Holders and Management Holders entered into the Registration Rights Agreement on July 8, 1998 which provides for certain rights and obligations of the Corporation and such Holders with respect to registration of the Common Stock under the Securities Act (and such agreement has since been amended as described above); and

         WHEREAS, as of the date hereof the Corporation and the MSDWCP IV Funds have entered into the Agreement (as defined below), pursuant to which, among other things, the MSDWCP IV Funds have received or might receive (i) shares of Common Stock in exchange for certain shares of Preferred Stock held by MSDWCP IV and (ii) warrants exercisable for shares of Common Stock.

         NOW, THEREFORE, the parties hereto hereby amend the Original Agreement as follows:

         SECTION 1. Amendment to Definitions. (a) Section 1.01 of the Original Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "CLOSING WARRANTS" has the meaning ascribed thereto in the Waiver Agreement.

                  "CONTINGENT AMOUNT WARRANTS" has the meaning ascribed thereto in the Waiver Agreement.

                  "POST-CLOSING WARRANTS" has the meaning ascribed thereto in the Waiver Agreement.

                  "WAIVER AGREEMENT" means the Agreement dated as of March 31, 2002 between the Corporation and the MSDWCP IV Funds.

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

                  "WAIVER SHARES" has the meaning ascribed thereto in the Waiver Agreement.

          (b) The definition of "Common Registrable Securities" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

         "COMMON REGISTRABLE SECURITIES" means Common Stock (including the Warrant Shares and any shares of Common Stock deliverable in connection with an exchange of Waiver Shares) and any securities issued directly or indirectly with respect to such Common Stock by way of a split, dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization.

          (c) The definition of "Warrant Shares" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

         "WARRANT SHARES" means the shares of Common Stock deliverable upon exercise of (1) the Warrants No.1, 2 and 3, each dated as of August 1, 2000, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time, (2) the Closing Warrants No.1, 2 and 3, each dated as of March 31, 2002, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time, (3) the Contingent Amount Warrants No.1, 2 and 3, each dated as of March 31, 2002, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time and (4) the Post-Closing Warrants, if any, to be issued by the Corporation to each of the three MSDWCP IV Funds, respectively, in accordance with Section 3.07 of the Waiver Agreement, as adjusted from time to time.

         SECTION 2. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 3. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

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         SECTION 4. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; NEXT PAGE IS SIGNATURE PAGE]

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






         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                     CHOICE ONE COMMUNICATIONS INC.


                     By:   /s/ Steve M. Dubnik
                           -----------------------------------------------
                           Name:    Steve M. Dubnik
                           Title:   Chairman, President and
                                    Chief Executive Officer


                     MANAGEMENT HOLDERS


                           /s/ Steve M. Dubnik
                           -----------------------------------------------
                           Steve M. Dubnik, as a Management Member and as Chief Executive Officer of Choice One
                           Communications Inc.


                           /s/ Mae Squier-Dow
                           -----------------------------------------------
                           Mae Squier-Dow


                           /s/ Kevin Dickens
                           -----------------------------------------------
                           Kevin Dickens


                           /s/ Philip Yawman
                           -----------------------------------------------
                           Philip Yawman


                           /s/ Ajay Sabherwal
                           -----------------------------------------------
                           Ajay Sabherwal

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








                     INVESTOR HOLDERS

                     MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                     By:   MSCP III, LLC, its general partner
                     By:   Morgan Stanley Capital Partners III, Inc., its
                             Member


                     By:   /s/ John B. Ehrenkranz
                           -----------------------------------------------
                           Name:
                           Title:



                     MSCP III 892 INVESTORS, L.P.

                     By:   MSCP III, LLC, its general partner
                     By:   Morgan Stanley Capital Partners III, Inc., its
                             Member


                     By:   /s/ John B. Ehrenkranz
                           -----------------------------------------------
                           Name:
                           Title:



                     MORGAN STANLEY CAPITAL INVESTORS, L.P.

                     By:   MSCP III, LLC, its general partner
                     By:   Morgan Stanley Capital Partners III, Inc., its
                             Member


                     By:   /s/ John B. Ehrenkranz
                           -----------------------------------------------
                           Name:
                           Title:

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






                     MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.

                     By:   MSDW Capital Partners IV, LLC, its general
                              partner
                     By:   MSDW Capital Partners IV, Inc., its Member


                     By:   /s/ John B. Ehrenkranz
                           -----------------------------------------------
                           Name:
                           Title:



                     MSDW IV 892 INVESTORS, L.P.

                     By:   MSDW Capital Partners IV, LLC, its general
                              partner
                     By:   MSDW Capital Partners IV, Inc., its Member


                     By:   /s/ John B. Ehrenkranz
                           -----------------------------------------------
                           Name:
                           Title:



                     MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.

                     By:  MSDW Capital Partners IV, LLC, its general
                             partner
                     By:  MSDW Capital Partners IV, Inc., its Member


                     By:   /s/ John B. Ehrenkranz
                           -----------------------------------------------
                           Name:
                           Title:

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







                     CHISHOLM PARTNERS III, L.P.

                     By:   Silverado III, L.P., its General Partner
                     By:   Silverado III Corp., its General Partner


                     By:   /s/ Robert M. Van Degna
                           -----------------------------------------------
                           Name:
                           Title: Chairman & CEO


                     KENNEDY PLAZA PARTNERS


                     By:   /s/ Robert M. Van Degna
                           Name:
                           Title: Managing General Partner


                     FLEET VENTURE RESOURCES, INC.


                     By:   /s/ Robert M. Van Degna
                           -----------------------------------------------
                           Name:
                           Power of Attorney Dated 8/4/00


                     FLEET EQUITY PARTNERS VI, L.P.

                     By:   Fleet Growth Resources II, Inc., its General
                             Partner


                     By:   /s/ Robert M. Van Degna
                           -----------------------------------------------
                           Name:
                           Title: Chairman & CEO


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



                     WALLER-SUTTON MEDIA PARTNERS, L.P.

                     By:   Waller Sutton Media, L.L.C. its general partner


                     By:   /s/ Bruce M. Hernandez
                           -----------------------------------------------
                           Name:
                           Title: